Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684-5708
Website: Secretaryofstate.biz


===================================
     Articles of Incorporation
       (PURSUANT TO NRS 78)
===================================
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                                              ABOVE SPACE IS FOR OFFICE USE ONLY
Important:  Read attached instructions before completing form.

1. Name of
   Corporation:         China BAK Battery, Inc.
                        ----------------------------------------------------------------------------------------

2. Resident Agent       The Corporation Trust Company of Nevada
   Name and Street      ----------------------------------------------------------------------------------------
   Address:             Name
   (must be a           6100 Neil Road, Suite 500,                             Reno,           NEVADA    89511
   Nevada address       ----------------------------------------------------------------------------------------
   where process        Street Address                                         City                     Zip Code
   may be served)
                        ----------------------------------------------------------------------------------------
                        Optional Mailing Address                               City            State    Zip Code
                        ----------------------------------------------------------------------------------------
3.  Shares:
    (number of shares
    corporation
    authorized to       Number of shares                                       Number of shares
    issue)              with par value:   1,000        Par Value $.001         without par value:   none
                        ----------------------------------------------------------------------------------------
4.  Names &
    Addresss,           1.  Xiangqian Li
    of Board of         ----------------------------------------------------------------------------------------
    Directors/          Name
    Trustees:
    (attach additional  ----------------------------------------------------------------------------------------
    page if there is    Street Address                                         City                     Zip Code
    more than 3
    directors/          2.
    trustees)           ----------------------------------------------------------------------------------------
                        Name

                        ----------------------------------------------------------------------------------------
                        Street Address                                         City                     Zip Code

                        3.
                        ----------------------------------------------------------------------------------------
                        Name

                        ----------------------------------------------------------------------------------------
                        Street Address                                         City                     Zip Code

                        ----------------------------------------------------------------------------------------

5.  Purpose:            The purpose of this Corporation shall be:
    (optional - see     The transaction of any and all lawful business for which corporations may be organized
    instructions)       under Nevada law.
                        ----------------------------------------------------------------------------------------

6.  Names, Address      Annie LeBlanc                           /s/ Annie LeBlanc
    and Signature of    ----------------------------------------------------------------------------------------
    incorporator:       Name                                    Signature
    (attach additional
    page if there is    901 Main Street, Suite 6000                            Dallas                   75202
    more thatn 1        ----------------------------------------------------------------------------------------
    incorporator)       Street Address                                         City                     Zip Code
                        ----------------------------------------------------------------------------------------

7.  Certificate of      I hereby accept appointment as Resident Agent for the above named corporation.
    Acceptance of           The Corporation Trust Company of Nevada
    Appointment of      By: /s/ illegible                                                    2-1-05
    Resideent Agent:    -----------------------------------------------------------------------------------------
                        Authorized Signature of R.A. or On Behalf of R.A. Company            Date
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